UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2021

Rush Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-20797	74-1733016
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

555 IH-35 South, Suite 500		78130
New Braunfels, Texas		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (830) 302-5200

Not Applicable
______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	RUSHA	Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	RUSHB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)      On February 26, 2021, Rush Enterprises, Inc. (the “Company”) announced that James E. Thor is retiring from his position as Senior Vice President – Truck Sales and Marketing, effective March 12, 2021. Mr. Thor will continue to serve as an employee of the Company.

(e)      On March 1, 2021, the Board of Directors of the Company restored the base salary of W.M. “Rusty” Rush, Chairman, President and Chief Executive Officer of the Company. His base salary will be restored on a going-forward basis to the same level as it was prior to April 21, 2020, when the Board of Directors of the Company approved a 25% temporary reduction in base salary for Mr. Rush. Also on March 1, 2021, the Board of Directors of the Company, upon the recommendation of the Compensation Committee of the Company (the “Compensation Committee”), approved the following compensation payments to the below named executive officers of the Company:

Cash Bonus Payments

After a review of competitive market data and the Company’s operating results for the 2020 fiscal year, the Compensation Committee approved the following cash bonus payments:

Name / Title	Cash Bonus

W. M. “Rusty” Rush Chairman, President, Chief Executive Officer and Director	$2,200,000

Michael J. McRoberts Chief Operating Officer	$497,200

Steven L. Keller Chief Financial Officer and Treasurer	$385,440

Derrek Weaver Executive Vice President	$385,440

James E. Thor Senior Vice President, Truck Sales and Marketing	$363,440

The cash bonuses will be paid on March 15, 2021.

Stock Option Grants

The Compensation Committee approved the following stock options exercisable for shares of the Company’s Class A common stock (the “Stock Options”):

Name / Title	Stock Options (#)

W. M. “Rusty” Rush Chairman, President, Chief Executive Officer and Director	35,000

Michael J. McRoberts Chief Operating Officer	10,000

Steven L. Keller Chief Financial Officer and Treasurer	10,000

Derrek Weaver Executive Vice President	10,000

James E. Thor Senior Vice President, Truck Sales and Marketing	12,500

The Stock Options will be granted under the Rush Enterprises, Inc. Amended and Restated 2007 Long-Term Incentive Plan (the “Plan”) on March 15, 2021 (the “Grant Date”). The Stock Options will have an exercise price equal to the closing sale price of the Company’s Class A common stock on the Grant Date and will vest in three equal annual installments beginning on the third anniversary of the Grant Date. Additional terms and conditions applicable to the Stock Options are set forth in the Form of Rush Enterprises, Inc. Amended and Restated 2007 Long-Term Incentive Plan Stock Option Agreement attached as Exhibit 10.4 to the Company’s Form 8-K filed with the Securities and Exchange Commission on February 22, 2021.

Restricted Stock Awards

The Compensation Committee approved the following restricted stock awards (the “RSAs”):

Name / Title	RSAs (#)

W. M. “Rusty” Rush Chairman, President, Chief Executive Officer and Director	65,000

Michael J. McRoberts Chief Operating Officer	23,000

Steven L. Keller Chief Financial Officer and Treasurer	15,000

Derrek Weaver Executive Vice President	15,000

James E. Thor Senior Vice President, Truck Sales and Marketing	16,750

The RSAs will be granted under the Plan on the Grant Date. The RSAs entitle the grantee to receive shares of the Company’s Class B common stock upon satisfaction of the vesting conditions. The RSAs will vest in three equal installments beginning on the first anniversary of the Grant Date. Additional terms and conditions applicable to the RSAs are set forth in the Form of Rush Enterprises, Inc. Amended and Restated 2007 Long-Term Incentive Plan Restricted Stock Award Agreement attached as Exhibit 10.5 to the Company’s Form 8-K filed with the Securities and Exchange Commission on February 22, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

Dated: March 4, 2021	By: /s/ Michael Goldstone
Michael Goldstone
Vice President, General Counsel
and Corporate Secretary